UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2015
_________________________
SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51217, 001-36693		20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 3, 2015, Sears Holdings Corporation (the “Company”) issued a press release providing an update on anticipated financial results for the second quarter of 2015. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7.01	Regulation FD Disclosure.

On August 3, 2015, the Company issued a press release announcing the commencement of a tender offer (the “Offer”) to purchase for cash up to $1,000,000,000 principal amount of its outstanding 6 5/8% Senior Secured Notes Due 2018. The Offer is subject to the terms and conditions set forth in the offer to purchase and letter of transmittal relating thereto.

The information in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall any such information be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act unless it is specifically incorporated by reference therein.

Private Securities Litigation Reform Act of 1995 - A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about our anticipated financial performance and the Offer. The Company cautions that forward-looking statements, including these, are based on the current beliefs and expectations of our management and are subject to significant risks, uncertainties and assumptions, many of which are beyond the Company’s control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to our anticipated financial performance and the Offer. Detailed descriptions of other risks relating to the Company are discussed in the our annual report on Form 10-K for the fiscal year ended January 31, 2015 and subsequent filings with the Securities Exchange Commission. The Company intends the forward looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release, dated August 3, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By: /s/ Robert A. Riecker

Robert A. Riecker
Vice President, Controller and Chief
Accounting Officer

Date: August 3, 2015

Exhibit Index

Exhibit 99.1	Press release dated August 3, 2015.